CALVERT MUNICIPAL FUND, INC.
              CALVERT ARIZONA MUNICIPAL INTERMEDIATE FUND
             CALVERT MICHIGAN MUNICIPAL INTERMEDIATE FUND
             CALVERT NEW YORK MUNICIPAL INTERMEDIATE FUND
           CALVERT PENNSYLVANIA MUNICIPAL INTERMEDIATE FUND

            FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
              CALVERT FLORIDA MUNICIPAL INTERMEDIATE FUND

                    Prospectus dated April 30, 1997
                  Date of Supplement: January 7, 1998


The following is added to the cover page of the Prospectus:

The Board of Trustees/Directors have approved a resolution to "merge" the Calvert Arizona Municipal Intermediate Fund, Calvert Michigan Municipal Intermediate Fund, Calvert New York Municipal Intermediate Fund and Calvert Pennsylvania Municipal Intermediate Fund, series of the Calvert Municipal Fund, Inc. , and the Calvert Florida Municipal Intermediate Fund, a series of First Variable Rate Fund for Government Income, (together, the "State Municipal Funds"), into the Calvert National Municipal Intermediate Fund (the "National Municipal Fund"), a series of the Calvert Municipal Fund, Inc.

The State Municipal Funds shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of the respective State Municipal Funds will be exchanged for shares of the National Municipal Fund. The number of National Municipal Fund shares you receive will depend on the value of your State Municipal Funds shares at the time the merger takes place.

A filing is being made with the Securities Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval. Nonetheless, effective February 6, 1998, the State Municipal Funds will be closed to new accounts.